UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2024 (May 15, 2024)

Twelve Seas Investment Company II

(Exact name of registrant as specified in its charter)

Delaware	001-40123	85-2141273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

228 Park Avenue S.

Suite 89898

New York, New York

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (917) 361-1177

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	TWLVU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	TWLV	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock for $11.50 per share	TWLVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on February 27, 2024, Twelve Seas Investment Company II, a Delaware corporation (the “Company”), received a notice (the “First Notice”) from the staff (the “Staff”) of the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company had failed to comply with Nasdaq Listing Rule IM-5101-2, which requires that a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement.

On April 26, 2024, the Company received a notice (the “Second Notice”, together with the First Notice, the “Notices”) from the Staff, dated April 23, 2024, as a result of its failure to timely file its Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”). The Notice advised the Company that it was not in compliance with Nasdaq’s continued listing requirements under the timely filing criteria established in Nasdaq Listing Rule 5250(c)(1).

As reported by the Company in its Form 12b-25 filed with the Securities and Exchange Commission (the “SEC”) on April 2, 2024, the Company was unable to file its 2023 Form 10-K within the prescribed time period without unreasonable effort or expense. The extension period provided under SEC Rule 12b-25 expired on April 16, 2024. The Company is working diligently to complete the necessary work to finalize and file the 2023 Form 10-K as soon as practicable.

The Company, as permitted, timely requested a hearing before the Nasdaq Hearings Panel (the “Panel”) and presented their views on both Notices at the hearings conference on May 2, 2024.

On May 15, 2024, the Company received a decision (the “Decision”) from the Panel granting the Company’s request for an exception until August 26, 2024 and continued listing on the Nasdaq Capital Market, subject to certain conditions. The Company is evaluating options consistent with its intention of meeting the requirements of the Decision. However, there can be no assurance that the Company will be able to regain compliance under either Nasdaq Listing Rules IM-5101-2 or 5250(c)(1), or will otherwise be in compliance with other Nasdaq listing criteria. If the trading of the Company’s securities is suspended, the Company’s securities will cease to be quoted on Nasdaq and may be traded on the over-the-counter market.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWELVE SEAS INVESTMENT COMPANY II

Dated: May 21, 2024	By:	/s/ Dimitri Elkin
		Name:	Dimitri Elkin
		Title:	Chief Executive Officer

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